UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 20, 2008 (May 15, 2008)
Date of report (Date of earliest event reported)
ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania	15601-1689
(Address of principal executive of offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 837-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     (e) On May 15, 2008, the stockholders of Allegheny Energy, Inc. (the “Company”) approved a new Long-Term Incentive Plan (the “2008 LTIP”) at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The terms of the 2008 LTIP are set forth in the Company’s proxy statement, dated March 20, 2008, for the Annual Meeting (the “Proxy Statement”). The description of the 2008 LTIP in the section of the Proxy Statement entitled “Approval of the Allegheny Energy, Inc. 2008 Long-Term Incentive Plan” is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Allegheny Energy, Inc. 2008 Long-Term Incentive Plan (incorporated herein by reference to Appendix B to the Company’s Proxy Statement, dated March 20, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

Dated: May 20, 2008	By:	/s/ David M. Feinberg

	Name:	David M. Feinberg
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Allegheny Energy, Inc. 2008 Long-Term Incentive Plan (incorporated herein by reference to Appendix B to the Company’s Proxy Statement, dated March 20, 2008).